UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021 (January 21, 2021)

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55900	20-8235905
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7320 S. Rainbow Blvd., Suite 102-210, Las Vegas, NV 89139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(702) 879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MJNE	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers of this report should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made in this report. Factors that could cause or contribute to such differences include, but are not limited to, changes in general economic, regulatory and business conditions in Colorado, and or changes in U.S. Federal law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On January 21, 2021, the Company received a Notice of Termination (the “Notice”), effective immediately, from Acres Cultivation, LLC (“Acres”) on the following three (3) agreements (collectively, herein the “Cooperation Agreement”):

1)	The Cultivation and Sales Agreement entered into by and between MJNE and Acres, dated as of January 1, 2019 (the “Cultivation and Sales Agreement” or “CSA”), pursuant to Sections 5.3, and 16.20 (cross-default);

2)	The Consulting Agreement, by and between Acres and MJNE, made as of January 1, 2019 (the “Consulting Agreement”), pursuant to Sections 10 and 11.10 (cross-default); and

3)	The Equipment Lease Agreement between Acres and MJNE, dated as of January 1, 2019 (the “Equipment Lease Agreement”), pursuant to Sections 8(ii), 8(iv), and 29 (cross-default).

Within the Notice, Acres makes claims that the Company and its subsidiaries failed to perform in accordance with the terms and conditions of the Cooperation Agreement in a number of ways, as follows, and among others:

1.	The Company’s failure to comply with applicable law;
2.	The Company’s ongoing compliance violations and failures or inability to cure;
3.	The Company’s failures under CSA sections 5.3(c) and 6.1(b);
4.	The Company’s breaches related to sales;
5.	The Company’s breach by failure to discharge Mechanic’s lien; and
6.	The Company’s breach by failure to obtain required insurance.

The Company and Acres (the “Parties”) are in active discussions in an effort to remedy the alleged breaches noted within the Notice. There is no guarantee that the Parties will reach a resolution satisfactory to the Company.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Notice of Termination dated January 21, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

Date: January 27, 2021	By:	/s/ Roger Bloss
Roger Bloss
Interim Chief Executive Officer

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